UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012

GENTEX CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan 49464

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (616) 772-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition.

(a)

On January 31, 2012, Gentex Corporation issued a news release announcing financial results for the fourth quarter and calendar year 2011. A copy of the news release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit.

99.1—News Release Dated January 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2012	GENTEX CORPORATION (Registrant)

	By:	/s/ Steven A. Dykman
Steven A. Dykman
Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	News Release Dated January 31, 2012